Effective March 31, 2014, the name of the fund will change to MFS® Global High Yield Fund.

Effective March 31, 2014, the sub-section entitled "Principal Investment Strategies" beneath the main heading "Summary of Key Information" is restated in its entirety as follows:

Principal Investment Strategies
MFS (Massachusetts Financial Services Company, the fund's investment adviser) normally invests directly and/or indirectly through investment in mutual funds advised by MFS at least 80% of the fund’s net assets in high income debt instruments.

MFS may invest the fund’s assets in other types of debt instruments.

Debt instruments include corporate bonds, foreign government securities, asset-backed securities, and other obligations to repay money borrowed.

MFS may invest the fund’s assets directly and/or indirectly in U.S. and foreign securities, including emerging market securities.

MFS may invest up to 100% of the fund’s assets directly and/or indirectly in less than investment grade quality debt instruments (lower quality debt instruments).

MFS may invest a large percentage of the fund’s assets in issuers in a single country, a small number of countries, or a particular geographic region.

While MFS may use derivatives for any investment purpose, to the extent MFS uses derivatives, MFS expects to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives include futures, forward contracts, options, structured securities, inverse floating rate instruments, and swaps.

MFS uses a bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual issuers and instruments. Quantitative models that systematically evaluate issuers and instruments may also be considered.

Effective March 31, 2014, the sub-section entitled “Performance Information” beneath the main heading “Summary of Key Information” is restated in its entirety as follows:

Performance Information
The bar chart and performance table below are intended to provide some indication of the risks of investing in the fund by showing changes in the fund’s performance over time and how the fund’s performance over time compares with that of a broad measure of market performance and one or more other measures of performance for markets in which the fund may invest.

The fund’s past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. Updated performance is available online at mfs.com or by calling 1-800-225-2606.

Class A Bar Chart.  The bar chart does not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund’s shares. If these sales charges were included, they would reduce the returns shown.
The total return for the three-month period ended March 31, 2013 was 2.06%. During the period(s) shown in the bar chart, the highest quarterly return was 21.88% (for the calendar quarter ended June 30, 2009) and the lowest quarterly return was (24.00)% (for the calendar quarter ended December 31, 2008).

Performance Table.

Average Annual Total Returns

(for the Periods Ended December 31, 2012)

Share Class	1 YEAR	5 YEARS	10 YEARS
Returns Before Taxes
B Shares	10.16%	6.18%	8.27%
C Shares	13.18%	6.53%	8.11%
I Shares	15.11%	7.50%	9.14%
R1 Shares	14.15%	6.47%	8.08%
R2 Shares	14.72%	7.00%	8.62%
R3 Shares	15.01%	7.29%	8.90%
R4 Shares	16.17%	7.72%	9.25%
R5 Shares	15.31%	7.44%	9.06%
A Shares	9.55%	6.23%	8.31%
Returns After Taxes on Distributions A Shares	6.99%	3.15%	5.18%
Returns After Taxes on Distributions and Sale of Fund Shares A Shares	6.11%	3.36%	5.22%
Index Comparisons (Reflects no deduction for fees, expenses or taxes)
BofA Merrill Lynch Global High Yield - Constrained Index (USD Hedged)	18.89%	10.79%	10.76%
Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index	15.78%	10.45%	10.60%

Effective March 31, 2014, the BofA Merrill Lynch Global High Yield – Constrained Index (USD Hedged) replaced the Barclays

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MFS High Yield Opportunities Fund

U.S. High-Yield Corporate Bond 2% Issuer Capped Index as the primary performance comparison for the fund because the adviser believes that the BofA Merrill Lynch Global High Yield – Constrained Index (USD Hedged) better reflects the fund’s global investment strategies.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund’s classes of shares, and after-tax returns for the fund’s other classes of shares will vary from the returns shown.

Effective March 31, 2014, the sub-section entitled "Principal Investment Strategies" beneath the main heading "Investment Objective, Strategies, and Risks" is restated in its entirety as follows:

Principal Investment Strategies
MFS normally invests directly and/or indirectly through investment in mutual funds advised by MFS at least 80% of the fund’s net assets in high income debt instruments.

MFS may invest the fund’s assets in other types of debt instruments.

MFS may invest the fund’s assets directly and/or indirectly in U.S. and foreign securities, including emerging market securities.

MFS may invest up to 100% of the fund’s assets directly and/or indirectly in lower quality debt instruments.

MFS may invest a large percentage of the fund’s assets in issuers in a single country, a small number of countries, or a particular geographic region.

While MFS may use derivatives for any investment purpose, to the extent MFS uses derivatives, MFS expects to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments.

MFS uses a bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual issuers and/or instruments in light of the issuer’s financial condition and market, economic, political, and regulatory conditions. Factors considered for debt instruments may include the instrument’s credit quality, collateral characteristics and indenture provisions and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Factors considered for equity securities may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability.  Quantitative models that systematically evaluate the structure of a debt instrument and its features or the valuation, price and earnings momentum, earnings quality and other factors of the issuer of an equity security may also be considered.

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